AMENDMENT No. 1 (the “Amendment”) dated as
of November 18, 2005, to the Credit Agreement dated as of
October 31, 2005 (the “Credit Agreement”), among Targa
Resources, Inc. (the “Company”), each lender from time to
time party thereto and Credit Suisse, as Administrative
Agent (in such capacity the “Administrative Agent”),
Swing Line Lender, a Revolving L/C Issuer and the
Synthetic L/C Issuer.  Capitalized terms used but not
defined herein shall have the meanings assigned to them
in the Credit Agreement.

WHEREAS, the Company has requested, and the undersigned Lenders and the Administrative Agent have agreed, upon the terms and subject to the conditions set forth herein, that the Credit Agreement be amended as provided herein;

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

SECTION 1.  Amendment to Section 6.01(b).  Section 6.01(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(b) as soon as available, but in any event within forty-five (45) days after the end of each of the first three (3) fiscal quarters of each fiscal year of the Borrower (or, with respect to the third fiscal quarter of the fiscal year
2005 and the first fiscal quarter of the fiscal year 2006 only, within sixty
(60) days after the end of the respective quarter), a consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal quarter, and the related (i) consolidated statements of income or operations for such fiscal quarter and for the portion of the fiscal year then ended and
(ii) consolidated statements of cash flows for the portion of the fiscal year then ended, setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year (other than, in respect of the Borrower and its Subsidiaries, such figures for the period from January
1, 2004 through April 15, 2004), all in reasonable detail and certified by a
Responsible Officer of the Borrower as fairly presenting in all material respects the financial condition, results of operations, stockholders’ equity and cash flows of the Borrower and its Subsidiaries in accordance with
GAAP, subject only to normal year-end audit adjustments and the absence of footnotes;”

SECTION 2.  Representations and Warranties.  The Company represents and warrants to the Administrative Agent and to each of the Lenders that, after giving effect to this Agreement:

(a)  The representations and warranties of the Company and each other Loan Party contained in any Loan Document are true and correct (or, in the case of representations and warranties not qualified as to materiality, true and correct in all material respects) on and as of the date hereof; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct (or, in the case of representations and warranties not qualified as to materiality, true and correct in all material respects ) as of such earlier date.

(b)  No Default has occurred and is continuing.

SECTION 3.  Conditions to Effectiveness.  This Amendment shall become effective when the Administrative Agent shall have received (a) counterparts of this Amendment that, when taken together, bear the signatures of the Company and the Required Lenders and (b) payment of all expenses required to be paid or reimbursed by the Company under or in connection with this Amendment and the Credit Agreement, in each case to the extent such expenses have been invoiced at one Business Day prior to the date that this Amendment becomes effective.

SECTION 4.  Credit Agreement.  Except as specifically amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof.  After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as amended or modified hereby.  This Amendment shall be a Loan Document for all purposes.  Capitalized terms used but not defined herein have the meanings assigned to them in the Credit Agreement.

SECTION 5.  Applicable Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SECTION 6.  Counterparts.  This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement.  Delivery of an executed signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually signed counterpart of this Amendment.

SECTION 7.  Expenses.  The Company agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, LLP, counsel for the Administrative Agent.

SECTION 8.  Headings.  The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

TARGA RESOURCES, INC.

By: /s/ Howard M. Tate
Name:                 Howard M. Tate
Title:                 Vice President – Finance andAssistant Treasurer

CREDIT SUISSE, CAYMAN ISLANDS
BRANCH, INDIVIDUALLY AND AS
ADMINISTRATIVE AGENT,

By: /s/ James Moran__________________
Name:                 James Moran
Title:                 Managing Director

By: /s/ Gregory S. Richards
Name:                 Gregory S. Richards
Title:                 Associate